UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
May 24, 2019
Date of Report (Date of earliest event reported)
DELEK LOGISTICS PARTNERS, LP
(Exact name of registrant as specified in its charter)

Delaware	001-35721		45-5379027
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

7102 Commerce Way	Brentwood	Tennessee	37027
(Address of Principal Executive)			(Zip Code)
(615) 771-6701
(Registrant’s telephone number, including area code)
Not Applicable
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Units Representing Limited Partnership Interests	DKL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Introductory Note.
On May 28, 2019, Delek Logistics Partners, LP, a Delaware limited partnership (the “Partnership”), filed a Current Report on Form 8-K (the “Initial 8-K”) to disclose that it had, through its wholly owned indirect subsidiary DKL Pipeline, LLC (“DKL Pipeline”), entered into a Contribution and Subscription Agreement (the “Contribution Agreement”) with Plains Pipeline, L.P. (“Plains”) and Red River Pipeline Company LLC (“Red River”) to acquire a 33% membership interest in Red River. This Amendment No. 1 on Form 8-K/A amends and supplements the Initial 8-K to include the historical audited and unaudited carve-out financial statements of the Red River Pipeline System, which was contributed to Red River by Plains pursuant to the Contribution Agreement, and the pro forma combined financial information required by Item 9.01 of Form 8-K that were not included in the Initial 8-K in reliance on the instructions to such item.
Item 9.01    Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited consolidated financial statements of the Red River Pipeline System as of and for the year ended December 31, 2018, with the accompanying notes, are filed herewith as Exhibit 99.1 to this Form 8-K/A.

The unaudited interim financial statements of the Red River Pipeline System as of March 31, 2019 and for the three months ended March 31, 2019 and 2018, with the accompanying notes, are filed herewith as Exhibit 99.2 to this Form 8-K/A.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements of the Partnership and the Red River Pipeline System for the year ended December 31, 2018, and the three months ended March 31, 2019, with the accompanying notes, are filed herewith as Exhibit 99.3 and incorporated herein by reference.

(d) Exhibits.

Exhibit	Description
23.1	Consent of Weaver and Tidwell, L.L.P.

99.1	Audited consolidated financial statements of the Red River Pipeline System as of and for the year ended December 31, 2018

99.2	Unaudited interim financial statements of the Red River Pipeline System as of March 31, 2019 and for the three months ended March 31, 2019 and 2018.

99.3	Unaudited pro forma condensed consolidated financial statements

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 2, 2019	DELEK LOGISTICS PARTNERS, LP
By: Delek Logistics GP, LLC
its general partner

/s/ Assaf Ginzburg
Name: Assaf Ginzburg
Title: Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)